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                                                                    EXHIBIT 10.9



                                SECOND AMENDMENT

                                       TO

                                CREDIT AGREEMENT


            This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is dated as of September 30, 1999 and is by and among LIBERTY GROUP OPERATING, INC., as Borrower, LIBERTY GROUP PUBLISHING, INC. ("Holdings"), the LENDERS (as defined in the Credit Agreement referred to below) party hereto, CITIBANK, N.A., as Issuing Bank, and CITICORP USA, INC., as Administrative Agent and as Swingline Lender.

                                    RECITALS

         1. The Borrower and Holdings have previously entered into that certain Credit Agreement dated as of January 27, 1998 with the Lenders from time to time party thereto, CITICORP USA, INC., as Administrative Agent and Swingline Lender, CITIBANK, N.A., as Issuing Bank, BT ALEX BROWN INCORPORATED, as Syndication Agent, WELLS FARGO BANK, N.A., as Documentation Agent, and BANK OF AMERICA, N.A. (formerly known as Bank of America, NT&SA), as Co-Agent, as amended by that certain First Amendment to Credit Agreement dated as of May 20, 1999 (as so amended, the "Credit Agreement").

         2. The Borrower has requested that the Lenders (i) amend the definition of Capital Expenditures to exclude certain expenditures made with the proceeds of certain asset sales and certain other specified capital expenditures and (ii) consent to certain specified asset sales.

         3. The Lenders are willing to agree to such amendment and grant such consent on the terms and conditions set forth herein.

                                    AGREEMENT

                                       I.
                                   DEFINITIONS

         1.1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

                                       II.
                             AMENDMENTS AND CONSENT

         2.1. Amendments to Credit Agreement. As of the Second Amendment Effective Date, the Credit Agreement shall be amended as follows:



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         2.1.1. Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by:

                           (a)      adding thereto in appropriate alphabetical
order the following definitions:

                                    "'SECOND AMENDMENT' means the Second
                  Amendment to Credit Agreement dated as of September 30, 1999 among the Borrower, Holdings, the Lenders and the Administrative Agent.

                                    'SECOND AMENDMENT EFFECTIVE DATE' has the
                  meaning set forth in the Second Amendment.

                                    'SPECIFIED CHICAGO ASSETS' means the assets
                  described on Schedule I to the Second Amendment. For purposes of determining compliance with Section 6.6 hereof, the sale of the Specified Chicago Assets shall be excluded.

                                    'SPECIFIED CHICAGO CAPITAL EXPENDITURES'
                  means Capital Expenditures, to the extent actually made and in any event not exceeding $5,000,000, consisting of the purchase and improvement of a building and related real property located at 7545 Santa Fe Drive, Hodgkins, Illinois and the purchase of a printing press and other equipment to be located therein and other Capital Expenditures necessary to prepare such building, printing press and other equipment for use by Borrower or its Subsidiaries."


                           (b)      amending  the  definition  of  "CAPITAL
EXPENDITURES"   by  adding   thereto, immediately prior to the period at the
end of such definition, the following:

                  "and except any such expenditure made with (or in the amount of) the proceeds of disposition of real property, printing presses or other assets (other than the Specified Chicago Assets) otherwise permitted hereunder (but in each case only if such disposition results in receipt by the Borrower or a Wholly-Owned Subsidiary of Borrower of gross cash proceeds of at least $250,000) so long as such expenditures are made within 18 months of such disposition and except that, for purposes of determining compliance with Section 6.12 hereof, the amount of any Specified Chicago Capital Expenditures shall be excluded"

         2.2. Consent. Notwithstanding the provisions of Section 6.6 of the Credit Agreement, as of the Second Amendment Effective Date, the Required Lenders hereby consent to the sale by the Borrower and its subsidiaries of the Specified Chicago Assets at fair value for cash consideration.


                                       2


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                                      III.
                         REPRESENTATIONS AND WARRANTIES

         3.1. Representations and Warranties. Each of the Borrower and Holdings hereby represents and warrants to each Agent, each Lender and the Issuing Bank as follows:

                  3.1.1. Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all requisite power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Second Amendment (and the Credit Agreement as amended hereby) and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

                  3.1.2. Such party has taken all necessary corporate action to authorize the execution, delivery and performance of this Second Amendment (and the Credit Agreement as amended hereby).

                  3.1.3. The execution, delivery and performance of this Second Amendment and the performance of each of the Loan Documents as amended hereby
(a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any member of the Holdings Group or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument governing Material Indebtedness of, or any other material agreement binding upon, any member of the Holdings Group or its assets, or give rise to a right thereunder to require any payment to be made by any member of the Holdings Group, and (d) will not result in the creation or imposition of any Lien on any asset of any member of the Holdings Group, except Liens created under the Loan Documents.

                  3.1.4. This Second Amendment has been duly executed and delivered by such party and each of this Second Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  3.1.5. Before and after giving effect to this Second Amendment, no event has occurred and is continuing, or would result from the execution and delivery of this Second Amendments that would constitute a Default.

                  3.1.6. Each of the representations and warranties contained in this Second Amendment and the Credit Agreement as amended hereby and in each of the other Loan Documents is true, correct and complete in all material respects as if set forth in full herein and made on the date this Second Amendment becomes effective, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case it was true, correct and complete as of such earlier date.


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                                       IV.
                           CONDITIONS TO EFFECTIVENESS

         4.1. Conditions to Effectiveness. The amendments effected by this Second Amendment shall not become effective until the date (the "Second Amendment Effective Date") on which the following conditions precedent are satisfied or waived in writing by the Required Lenders:

                  4.1.1. Execution of this Agreement. Holdings, the Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered this Second Amendment to the Administrative Agent and each other Guarantor shall have executed and delivered the Consent attached hereto to the Administrative Agent.

                  4.1.2. Officer's Certificate. The Administrative Agent shall have received a certificate of the Borrower, certifying as to (A) the names and true signatures of the officers of the Borrower and each other Loan Party authorized to sign this Second Amendment or the Consent, (B) the truth in all material respects of the representations and warranties contained in the Loan Documents as though made on and as of the Second Amendment Effective Date, other than any such representations or warranties that by their terms refer to a date other than the Second Amendment Effective Date, in which case such representations and warranties shall be true and correct as of such other date, and (C) the absence of any event occurring and continuing that constitutes a Default.

                                       V.
                                  MISCELLANEOUS

         5.1.     Effect of Amendment; No Waiver.

                  (a) Upon and after the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

                  (b) Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations under and as defined therein, in each case as amended hereby.

                  (c) The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank or any Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents.


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         5.2. Expenses. Without limiting any provision of the Second Amendment or Section 9.3 of the Credit Agreement, each of the Borrower and Holdings jointly and severally agrees to pay promptly all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and the reasonable and documented costs and expenses of the Administrative Agent's legal counsel in connection with the preparation, negotiation, execution, delivery and administration of this Second Amendment and the transactions contemplated hereby.

         5.3. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles. The provisions of Sections 9.9(b)-(d) and 9.10 of the Credit Agreement shall apply hereto.

         5.4. Severability. The illegality or unenforceability of any provision of this Second Amendment, the Credit Agreement (including as amended hereby) or any other document or any other instrument or agreement required hereunder or thereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Second Amendment, the Credit Agreement (including as amended hereby) or such other document or any other instrument or agreement required hereunder or thereunder.

         5.5. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Second Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Second Amendment (or the Credit Agreement as amended hereby).

         5.6. Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which, when so executed shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Second Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Second Amendment.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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                  IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to Credit Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                 LIBERTY GROUP OPERATING, INC., as Borrower


                                 By: __________________________________________
                                     Name: ____________________________________
                                     Title: ___________________________________



                                 LIBERTY GROUP PUBLISHING, INC., as a Guarantor


                                 By: __________________________________________
                                     Name: ____________________________________
                                     Title: ___________________________________



                                 CITICORP USA, INC., as Administrative Agent,
                                 Lender and Swingline Lender


                                 By: __________________________________________
                                     Name: ____________________________________
                                     Title: ___________________________________



                                 CITIBANK, N.A., as Issuing Bank


                                 By: __________________________________________
                                     Name: ____________________________________
                                     Title: ___________________________________

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                                 BT ALEX. BROWN INCORPORATED, as
                                 Syndication Agent


                                 By: __________________________________________
                                     Name: ____________________________________
                                     Title: ___________________________________

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                                 BANKERS TRUST COMPANY, as a Lender


                                 By: __________________________________________
                                     Name: ____________________________________
                                     Title: ___________________________________

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                                 WELLS FARGO BANK, N.A., as  Documentation
                                 Agent and as a Lender


                                 By: __________________________________________
                                     Name: ____________________________________
                                     Title: ___________________________________

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                                 BANK OF AMERICA, N.A., as Co-Agent and as
                                 a Lender


                                 By: __________________________________________
                                     Name: ____________________________________
                                     Title: ___________________________________

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                                 THE CHASE MANHATTAN BANK, as a Lender


                                 By: __________________________________________
                                     Name: ____________________________________
                                     Title: ___________________________________

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                                 U.S. BANK NATIONAL ASSOCIATION, as a Lender


                                 By: __________________________________________
                                     Name: ____________________________________
                                     Title: ___________________________________

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                                 THE PROVIDENT BANK, as a Lender


                                 By: __________________________________________
                                     Name: ____________________________________
                                     Title: ___________________________________

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                                 SUNTRUST BANK, CENTRAL FLORIDA, N.A.,
                                 as a Lender


                                 By: __________________________________________
                                     Name: ____________________________________
                                     Title: ___________________________________

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                                 NATIONAL CITY BANK OF MICHIGAN/ILLINOIS,
                                 as a Lender


                                 By: __________________________________________
                                     Name: ____________________________________
                                     Title: ___________________________________

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                                     CONSENT
                         DATED AS OF SEPTEMBER 30, 1999

         The undersigned, as Subsidiary Guarantors under the "Guaranty Agreement" and as Subsidiary Grantors under the "Guarantor Pledge and Security Agreement" (as such terms are defined in and under the Credit Agreement referred to in the foregoing Second Amendment to Credit Agreement), each hereby consents and agrees to the foregoing Second Amendment to Credit Agreement and hereby confirms and agrees that (i) the Guaranty Agreement and the Guarantor Pledge and Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Second Amendment, each reference in the Guaranty Agreement and the Guarantor Pledge and Security Agreement to the "Credit Agreement," "thereunder," "thereof" and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said Second Amendment, and (ii) the Guarantor Pledge and Security Agreement and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations as defined in the Guarantor Pledge and Security Agreement.

                LIBERTY GROUP ARIZONA HOLDINGS, INC.
                LIBERTY GROUP ARKANSAS HOLDINGS, INC.
                LIBERTY GROUP CALIFORNIA HOLDINGS, INC.
                LIBERTY GROUP IDAHO HOLDINGS, INC.
                LIBERTY GROUP ILLINOIS HOLDINGS, INC.
                LIBERTY GROUP IOWA HOLDINGS, INC.
                LIBERTY GROUP KANSAS HOLDINGS, INC.
                LIBERTY GROUP LOUISIANA HOLDINGS, INC.
                LIBERTY GROUP MICHIGAN HOLDINGS, INC.
                LIBERTY GROUP MINNESOTA HOLDINGS, INC.
                LIBERTY GROUP MISSOURI HOLDINGS, INC.
                LIBERTY GROUP NEW YORK HOLDINGS, INC.
                LIBERTY GROUP NORTH DAKOTA HOLDINGS, INC.
                LIBERTY GROUP PENNSYLVANIA HOLDINGS, INC.
                LIBERTY GROUP MANAGEMENT SERVICES, INC.
                NEW LEADER, INC.
                THE SCHUELER GROUP, INC.
                PRESS PUBLICATIONS, INC.
                ASCENSION CITIZEN, INC.
                MINERAL DAILY NEW TRIBUNE, INC.
                LIFE PRINTING AND PUBLISHING CO., INC.
                DIVERSIFIED PRINTERS OF HALSTAD, INC.
                LIBERTY GROUP NEBRASKA HOLDINGS, INC.
                LIBERTY SUBURBAN NEWSPAPERS, INC.
                PRESS-REPUBLICAN NEWSPAPERS, INC.
                GLEN NEWS PRINTING COMPANY


                By:__________________________________________________________
                Name:
                Title:
                Acting for and on behalf of each of the entities named above


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                                   SCHEDULE I


    1)   Real Property located at 112 South York, Emhurst, Illinois 60126.

    2)   Real Property located at 2601 South Haelem Avenue, Berwyn, Illinois.